Exhibit 99.01

Environmental Leadership Dick Kelly Chairman, President and CEO

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Xcel Energy Corporate Strategy Achieve annual EPS growth of 5 – 7% Increase dividend by 2 – 4% annually Reduce emissions by 2020 Grow our core business and meet the environmental challenge

Key to Successful Execution Value to Customers Environmental Stewardship Regulators/Legislators Financial Performance Invest in Regulated Utility Business

Organization Structure CEO General Counsel Chief Financial Officer Customer and Enterprise Solutions Energy Supply PSCo Utilities Group NSPM SPS NSPW Optimize efficiency while maximizing accountability

Significant Accomplishments Since 2005 EPS from continuing operations CAGR of 10% Dividend CAGR of 3.5% Credit ratings upgrade by S&P Strong construction management (MERP/Comanche) Resolution of COLI dispute with IRS Constructive rate case resolutions in multiple states Implementation of riders/enhanced revenue recovery

 Success Factors Key components of past growth — Constructive rate case outcomes — MERP — Comanche 3 Key components of future growth — Transmission riders (MN, CO, ND, SD) — Favorable wind recovery (MN, CO) — Environmental rider (MN) — Planned forward test year (CO) — Nuclear recovery mechanism (MN) — Southwestern Public Service (SPS)

Strategic Environmental Initiatives Achieve carbon reduction goals Increase company-owned generation Grow transmission portfolio Enhance regulatory/legislative framework Improve customer understanding

Achieve Carbon Reduction Goals Increase renewable energy Uprate and extend lives of nuclear plants Expand Demand-Side Management (DSM), energy efficiency and conservation efforts Upgrade environmental systems and improve generation plant efficiency Replace/repower inefficient generation Evaluate clean coal carbon capture and storage Scope and develop Smart Grid concept

Increase Company-Owned Generation Reduce impact of S&P imputed debt methodology for purchased power contracts Improve system reliability, particularly with increases in intermittent generation Targets for incremental generation ownership — Wind generation ownership > 50% — Natural gas generation ownership up to 100%

Grow Transmission Portfolio Xcel Energy transmission consists of: — Net plant = $2 billion (year-end 2006) — Pole miles = 17,400 (6th highest) — Annual capital expenditures approx. $400 million System reliability and renewable strategy – critical components — Minnesota “CapX 2020” and beyond — Colorado “High Plains Express” Transmission rider/cost recovery mechanisms — Minnesota, North Dakota, South Dakota, Colorado

Enhance Regulatory/Legislative Framework Partner in public policy implementation National Clean Energy Portfolio Standard (CEPS) — Alternative to cap & trade carbon legislation — Provides credits for positive actions rather than penalties Constructive rate case filings DSM/Conservation — Short-term: DSM cost recovery mechanisms — Long-term: Comprehensive DSM business model Nuclear cost recovery mechanism

Improve Customer Understanding Improve customer awareness of costs and value associated with clean energy standards — Clean energy costs — Costs of access to renewable energy resources — System integration costs to manage variable renewable energy resources — Plant retirement, retrofit and replacement costs Communication process to ensure credibility and trust Shift customer understanding from commodity to service

Changing Supply Mix Coal ** 46% Gas 17% Nuclear 13% Estimated 2020 Energy Supply Mix * * Includes purchases ** Low-sulfur western coal 2006 Energy Supply Mix * Nuclear 12% Coal ** 52% Gas 27% Renewables 9% Renewables 24%

Keys to Creating Shareholder Value Continue collaborative approach with stakeholders Get the rules right Strategy provides for rate base growth Continue disciplined portfolio management – fix or exit underperformers Mitigate customer rate increases

Dave Sparby President and CEO Northern States Power Company–Minnesota, an Xcel Energy Company NSP–Minnesota Plans

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

 Northern States Power–Minnesota 2006 Customers Minnesota North Dakota South Dakota 2006 Financials Earnings Cont. Op $272 million Assets $9,079 million GAAP ROE 11.2% Equity Ratio 52.3% 2006 Owned Generation * Coal 3,590 MW Gas 2,335 MW Nuclear 1,817 MW Renewable 399 MW 2006 Retail Sales (Thousands of MWh / MMBtu) Electric 35,923 Gas 70,497 Electric 1,360,000 Gas 465,000 * 2006 Owned generation includes NSPW MW

2006 Rate Base and ROE Minnesota Electric $3,599 10.3% Minnesota Gas 441 6.1 North Dakota Electric 188 8.9 North Dakota Gas 44 7.5 South Dakota Electric 232 11.1 Wholesale 27 Not Reported Total Rate Base $4,531 Dollars in millions Regulated Equity Ratio = 51.6% Weather Normalized Rate Base Earned ROE

2007 Legislation Session N/A N/A 10% by 2015 North Dakota 30% by 2025 (over 2005) 1.5% 30% by 2020 * Minnesota Carbon Reduction Demand-Side Management (annual MWh savings) Renewable Portfolio Standards State * Timeline for 30% RPS 15% by 2010 18% by 2012 25% by 2016 30% by 2020

NSPM & NSPW NSPM (85%) Renewables at Year End 2007 Wind 1,115 948 Biomass 297 253 Hydro * 277 235 MW * Does not include Manitoba Hydro

Wind and Biomass Resources Wind Density High Low Xcel Energy States Served Thousand Tons/Year Above 500 250 – 500 150 – 250 100 - 150 150 – 250 100 - 150 50 – 100 Less 50

Transmission Expansion CapX 2020 Group 1 Total Cost=1.5 billion Xcel Energy=$800 million Miles – 700 CON filed August 2007 Approval expected 2008 Construction 2012–2015 Bemidji-Grand Rapids (230-kV) Fargo-St. Cloud-Monticello (345-kV) SE Twin Cities-Rochester-La Crosse (345-kV) Brookings, SD-SE Twin Cities (345-kV) The shaded areas are potential corridors or proposed lines CapX Group 1 Proposed Project Study Corridors Note: Certificate of Need (CON)

Transmission for Renewable Requirements CapX Group 1 Potential RES Vision Total cost: $2 – 3 billion Xcel Energy: $1.3 – 2 billion Miles: 700 – 1,000 Fargo Grand Forks Plano Fort Dodge Twin Cities Sioux City NORTH DAKOTA SOUTH DAKOTA IOWA ILLINOIS WISCONSIN MINNESOTA Sioux Falls Bemidji Grand Rapids * Renewable Energy Standards Meeting 2025 RES * Plan Complete 2008 State Review 2009 Scope: $450 million 110 miles Meeting 2016 RES *

Conservation and DSM Lighting Motors Design Custom Efficiency 0 100 200 300 400 500 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Energy & Demand Savings $0 $10 $20 $30 $40 $50 $60 Dollars in Millions Demand (MW) Energy (GWh) Expenditures

Conservation and DSM MN Summer System Peak Day Expected System Load Hour Ending MW System Load Peak Day 6,000 6,500 7,000 7,500 8,000 8,500 9,000 9,500 10,000 10,500 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24

Redeploying Existing Assets Xcel Energy North Monticello Granite City Flambeau Wheaton Prairie Island French Island Blackdog Blue Lake Key City Wilmarth Red Wing

Redeploying Existing Assets Regulatory Approvals Resource Plan Sherco December 2007 CON Monticello December 2007 CON Prairie Island February 2008

Requested Resource Plan Outcomes Nuclear extension and uprate CON approvals Sherco upgrade approval Manitoba Hydro extension approval Approval of peaking plan and renewable energy ownership plan Conservation plan at 1.1% Implement 2007 legislation

20+% Carbon Reduction by 2020 Wind MH Upgrades DSM MERP CO2 w/o Reductions CO2 with Reductions CO2 Reduction from 2005 Existing Levels Tons CO2 2005 2020 17,000,000 22,000,000 27,000,000 32,000,000 37,000,000 12,000,000 CO2 Levels Energy by Resource Type GWh 0 2008 2020 Bio MH Wind System Purchase Oil Gas Nuclear Coal Hydro - 10,000 20,000 30,000 40,000 50,000 60,000

Recovery on Capital Investment Dollars in millions Depreciation $1,025 $935 $955 $1,060 $1,380

Minnesota Recovery Mechanisms Forward test year with interim rates MERP rider Transmission rider Conservation Improvement Program rider Mercury Reduction & Environmental Improvement rider Renewable Development Fund rider State Energy Policy rider Fuel clause adjustment Purchased gas adjustment

Dakota’s Cost Recovery Mechanisms Forward test year with interim rates (ND) Historic test year (SD) Environmental rider (ND & SD) Transmission rider (ND & SD) Fuel clause adjustment (ND & SD) Full decoupling on retail natural gas (ND)

Positioned for Success Clear objectives Operating expertise Cost recovery Reasonable cost Environmental leadership with:

NSP–Wisconsin Plans Mike Swenson President and CEO Northern States Power Company–Wisconsin, an Xcel Energy Company

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Northern States Power–Wisconsin 2006 Customers 2006 Financials Earnings Cont. Op $44 million Assets $1,251 million GAAP ROE 9.7% Equity Ratio 57.1% 2006 Owned Generation Gas/Oil 516 MW Hydro 247 MW Biomass 70 MW Coal 37 MW 2006 Retail Sales (Thousands of MWh / MMBtu) Electric 6,173 Gas 14,568 Electric 244,000 Gas 100,000 Wisconsin Upper Michigan

2006 Rate Base and ROE Wisconsin Electric $556 10.8% Wisconsin Gas 77 7.4 Michigan Electric 14 8.7 Michigan Gas 3 5.6 Wholesale 29 4.4 Total Rate Base $679 Dollars in millions Regulated Equity Ratio = 56.1% Weather Normalized Rate Base Earned ROE

Environmental Policy N/A Public Benefits * 12.85% (2015) Wisconsin Carbon Reduction Demand-Side Management Renewable Portfolio Standards State * Utility funded, state-run DSM programs Note: The allocation of NSP system wind generation to NSP-Wisconsin is approximately 167 MW as of year end 2007

Actions to Address Environmental Initiatives Installing NOx controls at Bay Front plant Increasing amount of biomass at Bay Front plant Refurbishing Dells hydro plant to increase capacity Improving emissions profile at French Island plant Relicensed hydro facilities for 30 years

Capital Expenditures Dollars in millions Depreciation $75 $100 $90 $80 $80

Cost Recovery Mechanisms Forward test year Electric Fuel Rules (WI) Purchased gas adjustment (WI) Electric fuel cost factor (MI) Gas cost factor (MI) Electric fuel cost adjustment (Wholesale)

Key Priorities Pursue changes to Wisconsin’s Electric Fuel Rules Explore opportunities to earn an enhanced return on renewable facilities Convert Bay Front plant to 100% biomass Implement Distribution Investment Plan Strengthen people and talent management

Positioned for Success High customer satisfaction Favorable regulatory environment #1 renewable energy provider in Wisconsin Lowest residential electric rates among major Wisconsin utilities

Public Service Company of Colorado Plans Tim Taylor President and CEO Public Service Company of Colorado, an Xcel Energy Company

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Public Service Company of Colorado 2006 Customers 2006 Financials Earnings Cont. Op $221 million Assets $8,363 million GAAP ROE 7.8% Equity Ratio 56.5% 2006 Owned Generation Coal 2,617 MW Gas 855 MW Renewable 242 MW Wind 27 MW 2006 Retail Sales (Thousands of MWh / MMBtu) Electric 27,198 Gas 125,123 Electric 1,320,000 Gas 1,260,000 Colorado

2006 Rate Base and ROE Colorado Electric $3,292 7.7% Colorado Gas 1,106 7.8 Wholesale 418 Not Reported Total Rate Base $4,816 Dollars in millions Regulated Equity Ratio = 60.3% Weather Normalized Rate Base Earned ROE

Environmental Policy N/A 0.35% 20% by 2020 * Colorado Carbon Reduction Demand-Side Management (annual GWh savings) Renewable Portfolio Standards State * Renewable Bill Timeline 5% by 2008 10% by 2011 15% by 2015 20% by 2020 Renewable Bill Provides: Opportunity to own 25% of incremental wind 50% if ownership creates economic development benefits

Current Position Wind capacity 1,084 MW Wind in WindSource Over 255 GWh Photovoltaic solar energy 8 MW Customer-sited photovoltaic capacity in SolarRewards 9 MW DSM electric sales reduction 0.7% — Doubles DSM Commitment

Resource Planning Process Last resource plan filed April 2004 Legislation modified process Three resource portfolio scenarios modeled and optimized Costs and benefits of each scenario reviewed for the 2008–2015 time period Preferred resource plan selected and submitted to the PUC on November 15, 2007 Commission approval in 7 months

Colorado Resource Plan Wind 800 Central Solar 225 Customer-sited Solar 29 DSM 360 Gas Generation 980 Biomass 4 Retirements 340 Wind Solar DSM Energy Sources 1,084 MW 1,884 MW 17 MW 271 MW 147 GWh 1,618 GWh 2007 2015 MW

Colorado Resource Plan Impact System Energy Mix 2007 Coal 64% Gas 27% Wind 3% Hydro 1% Econ 5% System Energy Mix 2015 Coal 62% Gas 16% Wind 15% Hydro 0.8% Econ 4% Biomass 0.2% Solar 2%

Acquisition Plan Acquire resources through 2015 by staged/targeted acquisitions; defer 2016 and beyond to future plans Build new natural gas-fired combined cycle at Arapahoe Target 50% wind ownership through legislative set aside — Acquire through Build-Transfer/PPA RFP 25 MW solar in 2011 through PPA RFP Customer-sited solar projects through rebates and bids Own future generic thermal and solar thermal through Reverse Auction/Build Transfer

Recovery on Capital Expenditures Dollars in millions Depreciation $850 $650 $680 $750 $945

Colorado Recovery Mechanisms Ability to file either historic or forecast test year Purchased capacity cost adjustment Comanche 3 – forward CWIP via general rate case Transmission rider Renewable Energy rider IGCC rider (if there is an approved project) Demand-Side Management Cost Adjustment rider Air Quality Improvement rider Energy Cost adjustment Gas Cost adjustment Partial decoupling on retail natural gas

Key Priorities Achieve favorable regulatory treatment — Forecast test year — Implement cost recovery riders Achieve carbon reduction goals, while increasing company-owned generation — Demand-Side Management — Colorado Resource Plan — 10% reduction by 2017; 20% by 2020 Strengthen people and talent management Strengthen transmission and distribution infrastructure

Positioned for Success High customer satisfaction Competitive advantages through geography — Wind — Solar Partnering with key stakeholders Constructive regulatory recovery mechanisms Resource plans deliver carbon reduction — 10% reduction from 2005 levels by 2017 — 2009 plan to deliver 20% reduction by 2020 Able to achieve plan at reasonable cost to customers

Environmentalist Comments “It is one of the most significant resource plans being submitted by any utility anywhere in the country. It gets us on the path to reducing carbon emissions. It provides a significant boost to the new energy economy. And it will help protect ratepayers.” Matt Baker - Director, Environment Colorado “In the fine tradition of Colorado’s pioneers, Xcel Energy is charting the innovative and cost-effective path forward to cut global-warming pollution, protect human health and propel Colorado’s clean energy economy.” Vickie Patton – Deputy General Counsel, Environmental Defense “It’s the only Western utility to put forth a plan to cut its carbon-dioxide emissions. It’s precedent setting. It should be a model for other utilities.” John Nielsen – Energy Project Director, Western Resource Advocates

Southwestern Public Service Company David Eves President and CEO Southwestern Public Service Company, an Xcel Energy Company

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

2006 Customers 2006 Financials Earnings Cont. Op $48 million Assets $2,619 million GAAP ROE 5.9% Equity Ratio 49.1% 2006 Owned Generation Coal 2,073 MW Gas 2,078 MW 2006 Retail Sales (Thousands of MWh) Electric 17,291 Electric 385,000 Texas New Mexico Southwestern Public Service

2006 Rate Base and ROE Texas Electric $ 977 6.5% New Mexico Electric 311 6.2 Wholesale 404 Not Reported Total Rate Base $1,692 Dollars in millions Regulated Equity Ratio = 50.1% Weather Normalized Rate Base Earned ROE

Why Underperformance at SPS? Wholesale and retail customer fuel cost allocation disputes over system average vs incremental costs Regulatory lag — Historic test year — Rising capacity cost Texas fuel cost recovery

Turn Around Plan Resolve fuel cost allocation issues Improve service levels Secure stakeholder support for improved cost recovery Generation & transmission Investments Environmental improvements Maintain low rates and improve price stability Improved financial performance Define resource needs

Progress Report Working to resolve fuel allocation disputes — Texas retail — New Mexico retail — FERC Implemented service improvement plan Improving large customer & city relationships Regulatory initiatives — Texas rate case — Interim rate for Lea Power capacity contract — Fuel cost recovery – Texas line loss study — Transmission cost recovery — FERC formula rate filing — Texas transmission cost recovery rule — New Mexico rate case

Opportunities Transmission to increase SPP market access Harrington and Tolk steam turbine upgrades Gas generation efficiency upgrades Wind generation ownership

Environmental Policy N/A 0.2% 5% by 2015 Texas 10% by 2020 (over 2000) 0.3% 20% by 2020 * New Mexico Carbon Reduction Demand-Side Management (annual MWh savings) Renewable Portfolio Standards State * Timeline for New Mexico RPS 6% for 2007 – 2010 10% for 2011 – 2014 15% for 2015 – 2019 20% for 2020 – Subsequent Years

Capital Expenditures Dollars in millions Depreciation $140 $170 $205 $180 $140

Key Priorities Partnership with customers (retail and remaining wholesale) Improving cost recovery Investments in generation, transmission, renewables and DSM — Environmental performance — Maintain low and stable rates

Positioned for Success Resolving past issues Improved relationships with industrials and cities Low cost structure Investment opportunities

Renewable Energy Strategy Mark Stoering Vice President, Portfolio Strategy & Business Development

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Fuel source for approx. 2.5% of electricity — Approximately 1% wind 13,885 MW Installed wind capacity — Utility wind ownership < 1,700 MW #1 provider of wind energy in the nation US Renewables Today 1 1) EIA 11/06/07, includes biomass, wind, geothermal and solar (MWh) – excludes hydro 2) AWEA 09/30/07 3) AWEA 12/31/06 2 3

Excellent Renewable Resource Potential Wind Resource Biomass Biomass Resource Solar Resource Direct Nomal Solar Radiation kWh/m2/day 8.00 – 8.25 7.75 – 8.00 7.50 – 7.75 7.25 – 7.50 7.00 – 7.25 6.75 – 7.00 6.50 – 6.75 6.25 – 6.50 6.00 – 6.25 5.75 – 6.00 5.50 – 5.75 2.75 – 5.50

Wind 1,115 1,084 575 2,774 Hydro 277 88 0 365 Solar 0 17 0 17 Biomass 182 1 0 183 RDF 100 0 0 100 Landfill 15 0 0 15 2007 Renewable Resources MW Renewables 10% Gas & Oil 21% Nuclear 12% Coal 57% 2007 Energy Supply NSP PSCo SPS Total

Renewable Portfolio Standards Minnesota 30% by 2020 (25% wind) Colorado 20% by 2020 New Mexico 20% by 2020 Wisconsin 13% by 2015 N. Dakota 10% by 2015 Texas 5% by 2015 2020 Approx. 6,000 MW 2007 Approx. 2,800 MW

Xcel Energy’s Renewables Strategy Meet customer preferences / state RPS mandates Advance Environmental Leadership Strategy Capitalize on “Renewables Geography” Target our ownership > 50% Benefit with favorable cost recovery Provide transparent EPS growth

Strategic Rationale for Renewables Ownership Demonstrate our commitment Meet customer, regulator and investor expectations Secure long-term assets / sites Lower life-cycle costs Improve system integration Balance sheet support Renewable portfolio balance

Targeted Wind Additions 2009–2012 NSP 500 MW Wind RFP – December PSCo 300 MW Wind RFP – January Regulatory filings support targeted additions Ownership preference / build-transfer structure Establish developer partnerships

Xcel Energy

Wind Development Strategy

- Partner with experienced developers
  - Build / Transfer structure
  - Balance development risk
  - Access to sites / assets / transmission
  - Active competitive bid process (Initially)
  - Annual investment towards RPS
  - Allow for developer objectives

Developer Wind Project Pipeline

TX / SD	10,000+ MW
CO / MN / ND	5,000 – 10,000 MW
WI	2,000 – 5,000 MW
NM	1,000 – 2,000 MW

Source: Emerging Energy Research, LLC.

- Greenfield, CBED, WindSource development

Projected Renewable Resources 7,400 400 600 250 60 20 20 Coal 57% Renewables 10% Gas & Oil 21% Nuclear 12% MW 2007 2020 Coal 46% Renewables 24% Gas & Oil 17% Nuclear 13% Wind 2,774 Hydro 365 Solar 17 Biomass 183 RDF 100 Landfill 15 Geothermal 0

The Cornerstones of Our Strategy Building the Core Operational Excellence Targeted Investment Cost Recovery Environmental Leadership Value

Regulatory Plan Scott Wilensky Vice President, Government and Regulatory Affairs

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Overview Recent achievements Keys to success Current activity New initiatives Summary

A Record of Achievement 2006–2007 Rate relief: $400 million — 2006 Minnesota electric rate case: $131 million — 2006 Colorado electric rate case: $151 million — 2006 Wisconsin gas and electric rate cases: $47 million — 2007 Colorado gas rate case: $32 million 2006–2007 Rider revenue: $180 million 2006–2007 Legislation — Colorado Transmission rider — Minnesota and Colorado Renewable riders — Minnesota Environmental riders

Keys to Regulatory Success Highly collaborative — Engage regulatory staffs; customers; low income and environmental groups — Commissions Transparent — Strategy and leadership are open and accessible — Business is easy to understand Environmental leadership — Align our business plans with preferred public policy Execution — Legislative / regulatory integration — Data integrity — Resources

Wisconsin Rate Case Electric and gas request: $72.7 million ROE: 11%; Equity ratio: 53.9% Staff recommendation: $48.4 million — ROE 10.75%; Equity ratio: 53.6% — Includes two non-income adjustments: — $6 million in fuel due to interim filing — $6 million in increased sales revenue — Support for our 2009 reopener – estimated at $30 million Industrial intervenors: 10% ROE; 50% equity ratio, reduction in nuclear expense Commission action expected later this month

New Mexico Rate Case Electric request: $17.3 million ROE: 11.0%; Equity ratio: 51.2% First New Mexico rate case since 1998 Following PNM’s electric rate case Order expected July 2008

North Dakota Rate Case Plan to file December 2007 ROE: 11.5%; Equity ratio: 51.8% Proposed to share wholesale margins Interim rates effective February 2008 Drivers: — MERP (King and High Bridge) — 825 Transmission project — Nuclear O&M

FERC Rate Cases NSP transmission: Filed September 28, 2007 — Formula rate: Future test year — Return on CWIP for major investments SPS transmission: To be filed in December 2007 — Formula rate: Historic with projected plant additions — Return on CWIP for major investments PSCo production case — Filing date: First quarter 2008 SPS production case — Filing date: First quarter 2008 — Seek to include Lea Power project

Projected Rider Revenue Dollars in millions $73 $107 $169 $207 0 40 80 120 160 200 240 2006 2007 2008 2009 CO AQIR MN Renewable Energy Standard CO Trans Cost Adjustment MN Trans Cost Recovery MN MERP

Anticipated Regulatory Filings – 2008 Texas electric rate case: Spring 2008 — Interim rates for Lea Power Partners — Key case for customer commitment Colorado electric rate case: Fall 2008 — Establish forecast test year — Final rates effective mid-2009 Minnesota electric rate case: Fall 2008 — Address nuclear investments and recovery — Interim rates effective early 2009

New Initiatives Demand-side management incentives — Colorado: Proposal seeks 20% of NPV of benefits — Minnesota: Will seek to increase current sharing during this resource planning cycle Nuclear recovery — Petition to levelize outage costs — Seek nuclear rider recovery in next rate case MERP and mercury reductions — Sherco upgrades: $1.1 billion Heat recovery rider — Texas turbine upgrades at Tolk & Harrington

Summary Strong track record — Average 70 – 80% recovery Ambitious agenda — Potential of eight rate cases during 2008 Multiple annual rate cases — Five investment rider mechanisms in-place in 2008 Strategy designed to achieve regulatory goals

Financial Plan Ben Fowke Vice President and CFO

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Today’s Recap Strong regulatory compact Ability to address carbon and environmental issues — Geography — Fuel efficiency Willingness to address environmental issues Partner in public policy implementation due to environmental leadership Manageable cost increases to implement plan Capital investment opportunity is growing

Capital Expenditure Forecast Dollars in millions Denotes enhanced recovery mechanism 2007 2008 2009 2010 2011 Base & Other $1,080 $1,245 $1,285 $1,310 $1,300 MERP 290 170 25 10 0 Comanche 3 360 330 60 10 0 MN Wind Tran/CapX 2020 160 40 65 115 270 Sherco Upgrade 5 5 20 75 230 MN Wind Generation 80 135 0 0 0 Nuclear Capacity/Life Ext 25 75 120 180 200 Fort St. Vrain CT 90 100 25 0 0 Total Committed $2,090 $2,100 $1,600 $1,700 $2,000 Potential Projects 0 0-100 200-400 200-400 200-500 Range $2,090 $2,100- $1,800- $1,900- $2,200- $2,200 $2,000 $2,100 $2,500

Potential Resource Plan Projects Incremental wind generation (2007–2011) — Estimated 600 MW — Ownership target > 50% — Potential investment up to $600 million Incremental natural gas generation (2007–2011) — Ownership target up to 100% — Potential investment up to $400 million Additional transmission (2007–2011) — Potential investment up to $400 million

Recovery on Capital Investment * * Capital forecast based on middle of range Depreciation Dollars in millions $2,090 $2,150 $1,900 $2,000 $2,350 0 400 800 1,200 1,600 2,000 2,400 2,800 2007 2008 2009 2010 2011 Traditional Recovery Enhanced Recovery

Potential Cash from Operations * Net Income growth based on middle of range Dollars in millions 0 400 800 1,200 1,600 2,000 2,400 2007 2008 2009 2010 2011 Net Income * Depreciation NOL

Delivering on Rate Base Growth * CAGR = 7.5% Dollars in billions * Growth based on middle of capital forecast range

Earnings Guidance Range 2007–2008 Dollars per share 2007 2008 Regulated Utility $1.51 – $1.55 $1.61 – $1.71 Holding Company $(0.13) $(0.16) Earnings before PSRI/COLI       $1.38 – $1.42 $1.45 – $1.55 PSRI/COLI $(0.08) – Continuing Operations $1.30 –  $1.34 $1.45 - $1.55 Disc Ops $0.01– Total $1.31 – $1.35 $1.45 – $1.55

Delivering on Dividend Growth Objective Annualized dividend per share 2004–2007 CAGR = 3.5% 2003 2004 2005 2006 2007 $0.75 $0.83 $0.86 $0.89 $0.92

Catalysts Improve earned return on equity Colorado electric rate case in 2009 — Request will be based on forecast test year Minnesota electric rate case in 2009 — Interim rates — Potential nuclear recovery mechanism Rate cases in smaller jurisdictions WYCO gas transmission pipeline — Operational in 2009 — $145 million equity investment — Potential EPS contribution of 2 – 3 cents per share

Premium Utility Xcel Energy has the willingness and ability to reduce carbon, while meeting increasing customer demand Environmental leadership has given us credibility with key stakeholders and a seat at the table Enhanced regulatory recovery mechanisms improve cash flow, keeps balance sheet strong and increases regulatory certainty SPS is positioned for improved performance Continue to deliver on expectations Xcel Energy is undervalued compared to regulated utility peers

Attractive Value Proposition Low risk, fully regulated and integrated utility Constructive regulatory environment with enhanced recovery of major capital projects Pipeline of investment opportunities Environmental leader, well-positioned for changing rules Attractive Total Return Sustainable annual EPS growth of 5% – 7% with upside potential Strong dividend yield of =4.2% Sustainable annual dividend growth of 2% – 4%

Appendix

 Company Profile NSP-Wisconsin 7% of net income NSP-Minnesota 47% of net income SPS 8% of net income PSCo 38% of net income 2006 EPS $1.30 continuing operations 2007 Dividend $0.92 per share annualized Traditional Regulation Operate in 8 States Combination Utility Electric 85% of net income Gas 15% of net income Customers 3.3 million electric 1.8 million gas 2006 Financial Statistics NI cont op: $548 million Assets: $22 billion GAAP ROE: 10.1% Equity ratio: 43%

Capital Investment Opportunities * * Capital forecast based on middle of range Dollars in millions $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 2007 2008 2009 2010 2011 Potential Projects Common/Other Nuclear Fuel Gas Elec Distribution Elec Transmission Elec Generation

Capital Expenditures by Operating Company * Dollars in millions * Capital forecast based on middle of range 2007 2008 2009 2010 2011 NSPM $1,025 $935 $955 $1,060 $1,380 PSCo 850 945 650 680 750 SPS 140 170 205 180 140 NSPW 75 100 90 80 80 Total $2,090 $2,150 $1,900 $2,000 $2,350

Capital Expenditures by Function * * Capital forecast based on middle of range Dollars in millions 2007 2008 2009 2010 2011 Elec Generation $1,000 $935 $480 $525 $745 Elec Transmission 400 300 325 390 500 Elec Distribution 330 355 345 355 360 Gas 115 140 155 160 155 Nuclear Fuel 90 145 150 140 105 Common/Other 155 225 145 130 135 Potential Projects 0 50 300 300 350 Total $2,090 $2,150 $1,900 $2,000 $2,350

Debt Maturities Dollars in millions Xcel Energy: $104 million due 11/27/2007 @ 7.50% $0 $200 $400 $600 $800 $1,000 $1,200 2007 2008 2009 2010 2011 2012 2013 2014 2015 SPS PSCo NSPW NSPM Xcel Energy

Senior Debt Ratings Secured Unsecured Holding Co. BBB+ Baa1 BBB NSPM A+ A2 A A A3 BBB NSPW A+ A2 A A A3 BBB+ PSCo A A3 A A- Baa1 BBB SPS BBB+ Baa1 BBB+ Fitch Moody’s S&P Fitch Moody’s S&P

2006 Rate Case Outcomes Colorado Electric $208 $151 11.0% 10.5% Minnesota Electric $156 $131/115* 11.0% 10.54% Wisconsin Electric $53.1 $43.4 11.9% 11.0% Colorado Gas $34.5 $22.0 11.0% 10.5% Wisconsin Gas $7.8 $3.9 11.9% 11.0% Dollar Increase Return on Equity Requested Granted Requested Granted * $131 million for 2006 reduced to $115 million in 2007 for large customer coming on-line January 1, 2007 Dollars in millions

2007 Rate Case Outcomes Texas Electric $48.0 $23.0 11.6% N/A Colorado Gas $41.9 $32.3 11.0% 10.25% Minnesota Gas $18.5 $11.9 11.0% 9.71% North Dakota Gas $2.8 $2.3 11.3% 10.75% Dollar Increase Return on Equity Requested Granted Requested Granted Dollars in millions

Pending Rate Cases Wisconsin Electric $67.4 11.0% N/A December 2007 Wisconsin Gas $5.3 11.0% N/A December 2007 New Mexico Electric $17.3 11.0% N/A Summer 2008 Dollars in millions Revenue Requested Interim Jurisdiction Request ROE Rate Decision

2006 Rate Base and ROE Minnesota Electric $3,599 10.3% Minnesota Gas 441 6.1 North Dakota Electric 188 8.9 North Dakota Gas 44 7.5 South Dakota Electric 232 11.1 Colorado Electric 3,292 7.7 Colorado Gas 1,106 7.8 Wisconsin Electric 556 10.8 Wisconsin Gas 77 7.4 Texas Electric 977 6.5 New Mexico Electric 311 6.2 Wholesale 879 Not Reported Total Rate Base $11,702 Dollars in millions Weather Normalized Rate Base Earned ROE